February 27, 2026
Summary Prospectus

Vanguard Diversified Equity Fund
Investor Shares
Vanguard Diversified Equity Fund Investor Shares (VDEQX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Diversified Equity Fund (the “Fund”) seeks to provide long-term capital appreciation and dividend income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.35%
Total Annual Fund Operating Expenses	0.35%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
As a fund of funds, the Fund invests in a diversified group of actively-managed Vanguard equity mutual funds (each, an “Underlying Fund” and collectively, the “Underlying Funds”), rather than in individual securities. Under normal circumstances, by investing in Underlying Funds, the Fund indirectly invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. For purposes of the 80% policy, equity securities include common stocks, preferred stocks, warrants to purchase common stocks and preferred stocks, depositary receipts, and other securities with equity characteristics. The Underlying Funds’ holdings mainly consist of large-, mid-, and small-capitalization equity securities of domestic companies.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to these Underlying Funds.

• Active Management. The Underlying Funds are actively managed. The Underlying Funds' advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
• Allocation to Underlying Funds. The advisor’s selection of Underlying Funds, and the allocation of a high percentage of the Fund’s assets to a relatively few number of Underlying Funds, may cause the Fund to be hurt disproportionately by the poor performance of any one Underlying Fund or to underperform other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard Diversified Equity Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	26.21%	June 30, 2020
Lowest	-20.71%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard Diversified Equity Fund Investor Shares
Return Before Taxes	15.24%	10.83%	13.57%
Return After Taxes on Distributions	12.75	8.78	11.63
Return After Taxes on Distributions and Sale of Fund Shares	10.47	8.05	10.66
MSCI US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	17.21%	13.28%	14.37%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.

Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2023.
Walter Nejman, Portfolio Manager at VCM. He has co-managed the Fund since 2013.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has co-managed the Fund since 2023.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares is generally $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Diversified Equity Fund Investor Shares—Fund Number 608
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 608 022026